Contract     Exhibit 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

TCI SAAS MASTER AGREEMENT

AGREEMENT between TELEDATA COMMUNICATIONS, INC. ("TCI"), having an office at 1377 Motor Parkway, Suite 400, Islandia, New York 11749 and PIONEER FINANCIAL SERVICES, INC., for the benefit of itself and its Affiliates (collectively, "Subscriber"), having an office at 4700 Belleview, Suite 300, Kansas City, Missouri 64112.

WHEREAS, TCI is in the business of providing certain services to its customers as a Software as a Service provider ("SaaS"); and

WHEREAS, Subscriber wishes to subscribe for and purchase certain services from TCI, and TCI desires to provide such services on the terms and conditions set forth herein,

NOW, THEREFORE, the parties do hereby agree as follows:

1.Services. The specific services (the “Services”) to be provided to the Subscriber by TCI, as a SaaS, shall be set forth in one or more Work Schedules in the form annexed hereto. Such Work Schedules may be executed by the parties simultaneously herewith or at any time during the term hereof and may incorporate the terms of written proposals submitted by TCI to Subscriber with respect to the Services. Except to the extent otherwise provided in any such Work Schedule, all terms and conditions of this Agreement shall be applicable thereto and deemed incorporated therein.

2.Term. The term of this Agreement (the "Term") shall be sixty months (60) months, commencing on the date on which this Agreement is executed by TCI. The term shall be automatically renewed for successive periods of twenty four (24) months (the "Renewal Terms"), unless either party notifies the other in writing of its election not to renew, which notice must be given no less than sixty (60) days prior to the expiration of the Term or Renewal Term, as the case may be. In the event that the Agreement would otherwise expire prior to the end of the Initial Service Period specified in a Work Schedule by reason of Subscriber’s election not to renew, the term of the Agreement shall automatically be extended through the expiration date of the Initial Service Period.

3.TCI Fees. In consideration of the provision of the Services to be rendered by TCI, Subscriber shall pay to TCI fees as set forth in a Work Schedule or other document executed by the parties providing for such Services. Setup and development fees provided for in such Work Schedule or other document shall be paid in full upon execution thereof. Invoices submitted by TCI for transaction fees shall be payable thirty (30) days after the date thereof.

4.Force Majeure. TCI shall not be liable in any manner for any damage or loss sustained by Subscriber as a result of any act or event outside the reasonable control of TCI, including, but not limited to, any damage or loss arising out of (i) acts or omissions of Subscriber or third parties or (ii) any failure or delay in providing the Services resulting from acts of God, power outages, failure of communication lines, internet failure or similar occurrence or (iii) any failure or inability of a credit bureau or data source to furnish data. Upon the occurrence of any of the foregoing, TCI shall be required to make the Services available insofar as reasonably possible in a manner consistent with its Business Continuity Plan and recommence the full performance and delivery of the Services as soon as practicable

5.Limitation of Liability. The liability of TCI in connection with any claim by Subscriber or any third party based upon any matter relating in any way to this Agreement or to the Services shall not in any event exceed ***** an amount equal to sums paid by Subscriber to TCI during the ninety (90) day period immediately preceding the act or event allegedly giving rise to liability on the part of *****, regardless of whether such claim is based upon breach of contract, negligence or other theory. Subscriber acknowledges (i) that the fees to be charged by TCI hereunder reflect the fact that the liability of TCI is limited as set forth herein and (ii) that, in the absence of such limitation, such fees would be substantially higher.

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOSS OF GOODWILL, OR FOR SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH CLAIM ARISES IN CONTRACT, IN TORT OR OTHERWISE. NEITHER PARTY MAY ASSERT ANY CLAIM AGAINST THE OTHER MORE THAN THREE (3) YEARS AFTER SUCH CLAIM ACCRUED.

6.Subscriber Obligations. Subscriber shall provide TCI, in a timely fashion, with all documents and information reasonably requested by TCI for use in the performance of the Services hereunder; shall otherwise reasonably cooperate with TCI in order to enable TCI to perform such Services; shall monitor and control access to the Services by its employees and agents; and shall insure that the Services are utilized in a manner which does not violate any federal, state or local law, rule or regulation (hereinafter collectively referred to as "Applicable Law"). Subscriber agrees to indemnify and hold TCI harmless from and against any liability, loss, damage, cost, penalty or expense of any kind arising out of or in any way relating to (i) the use of the Services by Subscriber; (ii) the breach by Subscriber of any provision of this Agreement; or (iii) violation by Subscriber of any Applicable Law in its utilization of the Services or of the information obtained through such utilization. Nothing contained herein shall be construed to require Subscriber to indemnify TCI for losses directly resulting from the wrongful act of TCI. Subscriber represents and warrants that no contractual obligations exist that would prevent Subscriber from entering into this Agreement and that it has requisite authority to execute, deliver, and perform this Agreement.

7.TCI Obligations. TCI warrants and represents that it has the right to provide the Services; that the Services will not infringe on any copyrights, trademarks or patents held by others; and that its employees will exercise due care and diligence in providing the Services to Subscriber. TCI agrees to indemnify and hold Subscriber harmless from and against any liability, loss, damage, cost, penalty or expense of any kind arising out of or in any way relating to (i) claims arising out of infringement by TCI of any copyright, trademark, patent or other intellectual property right including any claim that the use of the Service by the Subscriber constitutes such an infringement or (ii) the

Page 1        Proprietary and Confidential to TCI

Contract     Exhibit 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

violation by TCI of any Applicable Law in its provision of the Service; provided however, that the liability of TCI under this paragraph shall be limited in accordance with Section 5.

THE WARRANTIES STATED ABOVE ARE LIMITED WARRANTIES AND ARE THE ONLY WARRANTIES MADE BY TCI. TCI DOES NOT MAKE, AND HEREBY EXPRESSLY DISCLAIMS, ALL OTHER WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.Invoices; Payment. Any invoice submitted by TCI shall be deemed correct unless Subscriber provides written notice to TCI within sixty (60) days of the invoice date specifying the nature of the disagreement. In the event any invoice remains unpaid by Subscriber for sixty (60) days after its due date, TCI may, without prejudice to any of its other rights hereunder, suspend Subscriber's access to and use of the Services upon five (5) days written notice to Subscriber.

9.Termination by Subscriber. Subscriber may terminate this Agreement in the event of a material breach by TCI not cured within sixty (60) days following written notice to TCI stating, with particularity and in reasonable detail, the nature of the claimed breach. Subscriber may terminate this Agreement for convenience upon ninety (90) days prior written notice. In such event Subscriber shall pay an amount to TCI calculated in accordance with section 11 A.

10.Subscriber Defaults. If Subscriber:
A. fails to pay any invoice submitted by TCI within forty five (45) days of its due date; or
B. breaches this Agreement in any material respect or otherwise defaults in any material respect in the performance of any obligations and fails to cure such breach or default within thirty (30) days after notice thereof is given to Subscriber by TCI; or
C. commits an act of bankruptcy, becomes insolvent or becomes the subject of any proceeding under the Bankruptcy Code, which proceeding is not dismissed within thirty (30) days after it is filed; or
D. violates any Applicable Law in its utilization of the Services or of the information obtained through such utilization;     then, in any such event, TCI may, upon written notice, terminate this Agreement.

11.Remedies.
A.In the event of termination by TCI pursuant to Section 10 hereof, TCI shall be entitled to recover from Subscriber, for each Work Schedule in effect at the time of Termination, an amount equal to the Minimum Monthly Fees under such Work Schedule then in effect multiplied by the greater of (a) the number of months remaining in the Initial Service Period specified in such Work Schedule and (b) the number of months (not to exceed thirty six (36)) remaining in the Term or Renewal Term, as the case may be. In the event that, at the time of termination, the Initial Service Period shall not have commenced then the entire number of months in the Initial Service Period, as set forth in the Work Schedule, shall be utilized for purposes of the foregoing calculations.
B.Such amount shall be recoverable by TCI as liquidated damages and not as a penalty. Subscriber acknowledges and agrees that the damages that TCI would sustain in the event of a default by Subscriber would be extremely difficult, if not impossible, to ascertain and that the foregoing measure of damages is reasonable under the circumstances. Subscriber further agrees that TCI shall be entitled to recover from Subscriber all costs and expenses, including reasonable attorney’s fees, incurred by TCI in connection with any action, counterclaim or proceeding brought by TCI based upon such default.

12.Taxes. Subscriber shall pay any sales, use, excise, value added, and other taxes and duties however designated that are levied by any taxing authority relating to the Services to the extent Subscriber is obligated to pay such sums under Applicable Law. In no event shall Subscriber be responsible for taxes based upon the income of TCI.

13.Access to Services.
A. Procedures. Subscriber agrees to comply with any regulatory requirements applicable to Subscriber and with reasonable operating and access procedures for use of the Services established by TCI and furnished from time to time to Subscriber.
B.Internet Access; Computers; Equipment. Subscriber shall, throughout the term, arrange to obtain, at its cost, such internet access, computer terminals and other equipment as shall at all times be sufficient to access the Services.
C.Service Levels. Use of the Service is subject to the service levels set forth in the Service Level Agreement (“SLA”) annexed hereto.

14.Ownership. Subscriber acknowledges (i) that this Agreement does not convey to Subscriber any license or other right in or to the software or hardware utilized by TCI in providing the Services; (ii) that all such software and hardware are and shall remain the sole and exclusive property of TCI and that TCI will display an icon, “Powered by TCI”, or equivalent, on all browser pages; and (iii) that the only right granted to Subscriber hereunder is the right to obtain the Services, in consideration of the fees provided for herein and subject to the other terms and conditions of this Agreement. With respect to any trademarks, service marks, logos, business names or trade names of Subscriber or its Affiliates (the “Subscriber Marks”), TCI shall not use, display, modify or distribute such Subscriber Marks except as expressly permitted by Subscriber. TCI acknowledges that Subscriber Information is the sole property of Subscriber

15.Confidentiality.
15.1 Information of Parties.
A. Definitions.
    For purposes of this Section 15.1, the following definitions shall apply:
i. Subscriber Information. "Subscriber Information" means: (A) confidential plans, customer lists and other proprietary materials of Subscriber; and (B) any information or data provided by Subscriber in connection with its use of the Service.
ii. TCI Information. "TCI Information" means: (A) confidential plans, information, research, development, trade secrets, business affairs and other proprietary material of TCI; and (B) TCI's proprietary computer programs, including software, documentation, and all data, code, techniques, algorithms, methods, logic, architecture, and designs embodied or incorporated therein.
iii. Information. "Information" means Subscriber Information and TCI Information.

Page 2        Proprietary and Confidential to TCI

Contract     Exhibit 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

B. Exclusions. Notwithstanding the foregoing, no obligation of confidentiality shall apply to (A) any Information that the receiving party ("Recipient") (i) already possesses without obligation of confidentiality; (ii) develops independently; or (iii) rightly receives without obligation of confidentiality from a third party or (B) any Information that is, or becomes, publicly available without breach of this Agreement. Without limiting the generality of the foregoing, the parties agree that all changes, enhancements, additions and alterations to the Services made by TCI at the suggestion or request of Subscriber shall become the sole property of TCI.
C. Obligations. Recipient agrees to hold as confidential all Information it receives from the disclosing party ("Discloser"). All Information shall remain the property of the Discloser. Recipient will use the same care and discretion to avoid disclosure of Information as it uses with its own similar confidential information that it does not wish disclosed, but in no event less than a reasonable standard of care. Recipient may use Information for any purpose that does not violate such obligation of confidentiality. Recipient may disclose Information to (i) employees and employees of affiliates who have a need to know; and (ii) any other party with Discloser's written consent. Recipient may disclose Information to the extent required by law. However, Recipient agrees to give Discloser prompt notice so that it may seek a protective order. The provisions of this sub-section shall survive any termination or expiration of this Agreement.
15.2 Confidentiality of Customer Information.
A. Definition. For purposes hereof, “Customer Information” means non-public personal information relating to an individual customer of Subscriber or an individual applicant for financial product or services of the Subscriber.
B. Use of Customer Information. TCI acknowledges that disclosure of Customer Information is subject to various privacy laws and regulations which may include, without limitation, the Gramm-Leach-Bliley Act (“GLB”) and regulations thereunder; the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and regulations thereunder; the Interagency Guidelines Establishing Information Security Standards promulgated by the federal banking regulators; and the rules and regulations of the National Credit Union Administration. TCI agrees not to disclose or use Customer Information for any purpose other than the performance of the Services. TCI shall not share Customer Information with any third party except for those third parties that are performing services relating to this Agreement who are obligated to maintain the confidentiality of such information.
C. Employees, Third Parties. Customer Information shall not be made available to employees or agents of TCI, except those employees or agents who need to know such information for purposes of performing their duties relating to this Agreement. In the event that TCI shall disclose Customer Information to any third party for purposes permitted hereunder, TCI will require such third party to enter into a written agreement with TCI that provides for restrictions on the use of Customer Information by said third party that are at least as restrictive as the terms of this Agreement.
D. Security Program. TCI shall maintain an information security program designed to protect the security and confidentiality of Customer Information. In the event of a breach of security which directly affects Subscriber, TCI will (i) report such breach to Subscriber within a reasonable period of time after discovery, (ii) promptly take appropriate measures to remedy the breach (iii) subsequently inform Subscriber of the remedial action taken and (iv) reasonably cooperate with Subscribers investigation and response.

15.3 Confidentiality of this Agreement. TCI and Subscriber agree to keep confidential the prices, terms and conditions of this Agreement, without disclosure to third parties.

16. Disputes.
A. General. Any dispute or controversy arising out of this Agreement, or its interpretation, shall be submitted to and resolved exclusively by arbitration in New York City, New York under the rules of the American Arbitration Association as then in effect. Any award in such arbitration shall be final and binding upon the parties and judgment thereon may be entered in any court of competent jurisdiction.
B.    Applicable Law. The arbitrators shall apply the substantive law of the State of New York, without reference to provisions relating to conflict of laws.
C. Provisional or Ancillary Relief. No provision of this Section shall limit the right of a party to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration. The exercise of a remedy does not waive the right of either party to resort to arbitration. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of either Party to submit the controversy or claim to arbitration if the other Party contests such action for judicial relief.

17. Vendor Management; Audit Information
A. TCI will assist Subscriber in complying with its regulatory vendor/service provider management obligations by providing Subscriber, upon request, with an overview of its security processes and hosting environment, annual independent vulnerability scan certificates of compliance or the equivalent and its hosting provider’s security-related audit reports, certificates of compliance or certifications to the extent made available by such provider.
B. TCI will cooperate with Subscriber, at Subscriber’s expense, in responding to requests made by any federal or state agency having jurisdiction over Subscriber.
C. If requested by Subscriber, but no more than once annually beginning in the year following the first anniversary of this Agreement, TCI will provide to Subscriber a copy of TCI’s most recent completed standard security questionnaire.
D. TCI represents that it has established, and will maintain and comply with throughout the Term, a business continuity/disaster recovery plan that applies to the Services.
E. TCI represents that the Service is hosted, and that all data is located, and will continue to be located throughout the Term, exclusively within the United States of America.
F. Subject to Applicable Law, TCI shall ensure that its employees with access to Subscriber Information or Subscriber systems have undergone commercially standard criminal background checks. Subject to Applicable Law, TCI shall not knowingly permit any person to access any Subscriber Information or Subscriber systems if such person has been convicted of, or pled no contest to, a crime involving: (a) theft or misappropriation of funds or property; (b) identity theft; (c) fraud, dishonesty or breach of trust; or (d) computer crime.
G. TCI will obtain and maintain in full force and effect during the Term of this Agreement the insurance coverage specified in the Certificate of Insurance annexed hereto.

Page 3        Proprietary and Confidential to TCI

Contract     Exhibit 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

H. All materials provided to Subscriber under this Section shall be considered TCI Information and shall be subject to the Confidentiality Provisions of Section “15” of this Agreement.

18. Recruitment of Employees. Each party agrees not to knowingly hire the other party's employees during the term of this Agreement and for a period of six (6) months after expiration or termination, except with prior written consent of the other party.

19. General.
A. Binding Agreement. This Agreement is binding upon the parties and their respective successors and permitted assigns. Neither this Agreement nor any interest herein may be sold, assigned, transferred, pledged or otherwise disposed of by Subscriber, whether pursuant to change of control or otherwise, without the prior written consent of TCI.
B. Entire Agreement. This Agreement constitutes the complete and exclusive statement of the agreement between the parties as to the subject matter hereof and supersedes all previous agreements with respect thereto. Modifications of this Agreement must be in writing and signed by duly authorized representatives of the parties. Each party hereby acknowledges that it has not entered into this Agreement in reliance upon any representations made by the other party that have not been embodied herein.
C. Severability. If any provision of this Agreement is held to be unenforceable or invalid, the other provisions shall continue in full force and effect.
D. Governing Law. This Agreement will be governed by the substantive laws of the State of New York without reference to provisions relating to conflicts of law.
E. Notices. Any written notice required or permitted to be given hereunder shall be given: (i) by Registered or Certified Mail, Return Receipt Requested, postage prepaid; or (ii) by confirmed facsimile; or (iii) by nationally recognized overnight courier service, in each case directed to the other party at the address set forth hereinafter or to such other address as a party may designate in writing. All such notices shall be effective upon receipt.
F. No Waiver. The failure of either party to insist on strict performance of any of the provisions hereunder shall not be construed as the waiver of any subsequent default of a similar nature.
G. Survival. All rights and obligations of the parties under this Agreement that, by their nature, do not terminate with the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth below.

Page 4        Proprietary and Confidential to TCI

Contract     Exhibit 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

TELEDATA COMMUNICATIONS, INC.                 PIONEER FINANCIAL SERVICES, INC.

By:     _______________________                 By: ___________________________________________

Name:     William Nass                     Name: Timothy L. Stanley

Title:     President                        Title: ___________________________________________
Date: _____________________                 Date: ___________________________________________

Subscriber Address:
4700 Belleview Suite 300
Kansas City, Missouri 64112

WORK SCHEDULE PURSUANT TO MASTER AGREEMENT
BETWEEN TCI AND SUBSCRIBER

Date of this Work Schedule:    The date executed by TCI as set forth below.

Services to be provided by TCI: Standard DecisionLender 4 Application
(currently hosted at Amazon Web Services)

This Work Schedule contemplates the following time periods:

Implementation Period: The time needed to obtain the pertinent information from Subscriber, prepare a Statement of Work for the Custom Services Configuration and Customer Specific Coding and perform the configuration and work specified therein. *****

Initial Service Period: The period beginning on the date when the Service is first made available to Subscriber in a production environment and ending 60 months thereafter.

*****
TCI Fees:

Setup & Development	Setup Fee
***** *****	***** *****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
Applications	Transaction Fee
*****	*****
*****	*****

(1)	Transaction price does not include cost of the credit report or ancillary data. *****

(2)	*****

(3)	Setup fee does not include costs, if any, that may be charged to Subscriber by third parties, including but not limited to portals or core system provider.

Page 5        Proprietary and Confidential to TCI

Contract     Exhibit 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

*****

*****	*****	*****
*****	*****	*****

*****	*****	*****	*****
*****	*****	*****	*****

*****	*****
*****	*****
*****	*****

*****	*****	*****
*****	*****	*****
*****	*****	*****

*****	*****	*****
*****	*****
*****	*****

*****	*****
*****	*****
*****	*****

All setup fees are due upon execution of this Work Schedule.

TELEDATA COMMUNICATIONS, INC.	SUBSCRIBER Company Name : PIONEER FINANCIAL SERVICES

By:     /s/William Nass          By: /s/ Timothy L. Stanley

Name:    William Nass                Name: Timothy L. Stanley
.
Title:     President     Title: President and CEO

Date:     November 20, 2015     Date: November 20, 2015

Subscriber Contact Person (operational matters):

Name: ________________________________
Telephone Number: _____________________
E-mail Address: ________________________

Page 6        Proprietary and Confidential to TCI

Contract     Exhibit 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Exhibit A – Standard Configurations ***** ***** ***** ***** ***** ***** ***** ***** ***** Exhibit B – Custom Services Configurations ***** Exhibit C – Customer Specific Coding *****

Page 7        Proprietary and Confidential to TCI

Contract     Exhibit 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Service Level Agreement (SLA)

*****

*****

*****

*****

*****

*****

*****

*****

*****

Page 8        Proprietary and Confidential to TCI